                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 21, 2005


                                  K-FED BANCORP
                                  -------------
             (Exact name of registrant as specified in its charter)


         Federal                     000-50592                  20-0411486
         -------                     ---------                  ----------
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
     of incorporation)                                      Identification No.)


1359 N. Grand Avenue, Covina, CA                                   91724
--------------------------------                                   -----
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (626) 339-9663


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 21, 2005, K-Fed Bancorp issued a press release disclosing that its Board of Directors declared a quarterly cash dividend of $0.07 per share on its common stock. The dividend will be paid on December 16, 2005 to the shareholders of record on December 2, 2005.

A copy of the press release is included as Exhibit 99.1 to this report.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

(B) PRO FORMA FINANCIAL INFORMATION: None

(C) EXHIBITS:

        Exhibit 99.1- Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       K-FED BANCORP


Date: November 21, 2005                By: /s/ Kay M. Hoveland
                                           --------------------
                                           Kay M. Hoveland
                                           President and Chief Executive Officer